EXHIBIT 10.2

KCAP SENIOR FUNDING I, LLC

SUBORDINATED NOTES DUE 2024

SUBORDINATED NOTE PURCHASE AGREEMENT

By and Between

KCAP SENIOR FUNDING I, LLC

Issuer

and

KCAP SENIOR FUNDING I HOLDINGS, LLC

Purchaser

Dated as of December 8, 2014

KCAP Senior Funding I Holdings, LLC
295 Madison Avenue, 6th Floor

New York, New York 10017
Attention: Daniel Gilligan
Facsimile No. (212) 983-7654

Ladies and Gentlemen:

Section 1.                Introduction. KCAP SENIOR FUNDING I, LLC, a Delaware limited liability company (the “Issuer”), has duly authorized the issuance and sale of U.S.$13,900,000.00 principal amount of Subordinated Notes Due 2024 (the “Subordinated Notes”) to KCAP Senior Funding I Holdings, LLC, a Delaware limited liability company (the “Purchaser”), pursuant to this Subordinated Note Purchase Agreement (this “Agreement”).

The Subordinated Notes will be issued pursuant to a supplemental indenture, dated as of December 8, 2014 (the “First Supplemental Indenture”), to the indenture, dated as of June 18, 2013 (the “Base Indenture” and, as amended by the First Supplemental Indenture, the “Indenture”), by and between the Issuer and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), and payments and transfers with respect thereto will be subject to the terms of the Indenture. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Subordinated Notes purchased by you hereunder will be represented by Certificated Subordinated Notes in definitive, fully registered form.

The Issuer hereby agrees with the Purchaser as follows:

Section 2.                Purchase, Sale, Payment and Delivery of the Subordinated Notes. On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Purchaser agrees to purchase from the Issuer on the date hereof (the “Upsize Date”), U.S.$13,900,000.00 principal amount of the Subordinated Notes for an aggregate purchase price of U.S.$13,900,000.00 by wire transfer of immediately available funds by such time and to such account as may be agreed to by the Issuer and the Purchaser.

Section 3.                Representations, Warranties and Covenants of the Issuer. The Issuer represents, warrants, covenants and agrees with the Purchaser that, as of the Upsize Date:

(a)                The Issuer is a company duly formed, validly existing and in good standing under the laws of the State of Delaware and in each jurisdiction where the conduct of its business requires such license, qualification or good standing, except where the failure to be so licensed or qualified or in good standing would not have a material adverse effect on the ownership or use of its assets, the validity or enforceability of the Operative Documents (as defined herein) to which it is a party, or the ability of the Issuer to perform its obligations hereunder or thereunder.

(b)               The Issuer has the power and authority to execute and deliver the Operative Documents, as well as to carry out the terms thereof in all material respects.

(c)                The Subordinated Notes have been duly authorized by the Issuer and, when the Subordinated Notes are authenticated, delivered and paid for pursuant to this Agreement, such Subordinated Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer entitled to the benefits provided by the Indenture, and enforceable in accordance with terms therein, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity). When executed and delivered by the Issuer, each of the Operative Documents will constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(d)               The execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, the Operative Documents will not contravene any provision of applicable law or any agreement or other instrument binding upon the Issuer that is material to the Issuer, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Issuer of its obligations under the Operative Documents, except such as may be required under state securities or blue sky laws in any jurisdiction in connection with the purchase and resale of the Subordinated Notes by the Purchaser and such other approvals as have been obtained and are in full force and effect.

(e)                Assuming that the representations, warranties and covenants of the Purchaser contained in this Agreement are true and correct in all material respects and have been and will be complied with in all material respects and that the Subordinated Notes are offered and sold in accordance with the final supplemental offering circular, dated December 4, 2014, relating to the offering of the Subordinated Notes (the “Offering Circular”), no registration of the Subordinated Notes under the Securities Act is required for the offer, sale and delivery of the Subordinated Notes in the manner contemplated by this Agreement and the Indenture.

(f)                All of the representations and warranties made by the Issuer pursuant to the Indenture are true and correct in all material respects as of the Upsize Date.

Section 4.                Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and agrees with the Issuer, as of the Upsize Date, that:

(a)                The Purchaser has the requisite power and authority to execute and deliver this Agreement, and to purchase the Subordinated Notes in accordance herewith, has duly authorized such execution, delivery and purchase, and has duly executed and delivered this Agreement. The execution and delivery of this Agreement, and the purchase of the Subordinated Notes in accordance herewith by the Purchaser do not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of the property or assets of the Purchaser is or are subject or (ii) result in any violation of the provisions of any of the organizational documents of the Purchaser or (iii) result in any violation of any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Purchaser or its property or assets. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution or delivery of this Agreement by the Purchaser. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(b)               The Purchaser has completed and furnished herewith (i) a purchaser representation letter for Subordinated Notes in the form of Exhibit A attached hereto (the “Purchaser Certificate”) and (ii) a Subordinated Note ERISA certificate in the form of Exhibit B attached hereto (the “ERISA Certificate”).

Section 5.                Conditions Precedent. The performance by the parties hereto of their respective obligations hereunder are (unless waived in writing by the Purchaser in respect of clause (a) or (d) or waived in writing by the Issuer in respect of clause (b)) subject to the satisfaction of the following conditions:

(a)                all representations and warranties made by the Issuer herein are, as of the Upsize Date, true and correct in all material respects;

(b)               all representations and warranties made by the Purchaser herein are, as of the Upsize Date, true and correct in all material respects;

(c)                the Purchaser shall have tendered payment of the purchase price for the Subordinated Notes in accordance with Section 2;

(d)               on the Upsize Date, each of the following documents (the “Operative Documents”) shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder:

(i)                 this Agreement;

(ii)               the First Supplemental Indenture; and

(iii)             the Subordinated Notes.

Section 6.                Bankruptcy Non-Petition; Limited Recourse. Notwithstanding any other provision of this Agreement, the Purchaser may not, prior to the date that is one year and one day or, if longer, the preference period then in effect after the payment in full of all Notes (and any other debt obligations of the Issuer that have been rated upon issuance by any rating agency at the request of the Issuer), institute against, or join any other Person in instituting against, the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy laws, or similar laws of any jurisdiction. This Section 6 shall survive any termination of this Agreement. In addition, the obligations of the Issuer under this Agreement (including any claims arising under this Agreement) shall be limited in recourse to the proceeds of the Assets (as defined in and applied in accordance with the Indenture) and to the extent such proceeds are insufficient to meet the obligations of the Issuer under this Agreement in full, the Issuer shall have no further liability and any outstanding obligations of the Issuer and all claims against the Issuer shall be extinguished. Following the Upsize Date, all payments under this Agreement are subject to the Priority of Payments as specified in the Indenture. The obligations of the Issuer under this Agreement shall be solely the corporate obligations of the Issuer and the Purchaser shall not have any recourse to any of the Officer, director, manager, partner, member, employee, shareholder, authorized Person, incorporator of the Issuer, the Depositor or their respective Affiliates with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with the transactions contemplated hereby.

Section 7.                Notice. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by overnight courier or mailed by registered mail, postage prepaid and return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, if to the Purchaser, addressed to such Purchaser at the address set forth on Schedule 1 hereto, or to such other address as such Purchaser may designate in writing to the Issuer, and if to the Issuer, addressed to the Issuer at the address set forth on Schedule 1 hereto, or to such other address as the Issuer may designate in writing to the Purchaser.

Section 8.                Successors. This Agreement (a) shall inure to the benefit of and shall be binding upon the Issuer, the Purchaser and their respective successors and assigns; and (b) shall inure to the benefit of the Issuer, the Purchaser, the Trustee and the Collateral Manager. All persons referred to (other than the Issuer and the Purchaser) (A) in clause (b) of the preceding sentence are intended as, and shall be, third-party beneficiaries of the Issuer under this Agreement, (B) in clause (a) are intended to be third party beneficiaries of the Purchaser and (C) in either case as such, shall be entitled to enforce their rights, remedies and claims hereunder directly against the other party as though such persons were signatories of this Agreement, but shall not be deemed to have, or to have assumed, any obligation or liability hereunder. Nothing expressed herein is intended or shall be construed to give any person (other than the persons referred to in the preceding two sentences, in each case, to the extent provided therein or elsewhere in this Agreement) any legal or equitable right, remedy or claim under or in respect of this Agreement or any other agreement or instrument or against any party hereto or thereto or beneficiary hereof or thereof.

Section 9.                Applicable Law; Submission to Jurisdiction, Etc.

(a)                This Agreement shall be governed by, and construed in accordance with, and all matters arising out of or in any way related to this Agreement (whether in contract, tort or otherwise), shall be governed by the law of the State of New York.

(b)               The Purchaser hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Agreement, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Purchaser hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Purchaser irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at the Purchaser’s address set forth on Schedule 1 hereto. The Purchaser agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)                EACH OF THE ISSUER AND THE PURCHASER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.            Amendments. No amendment, modification, supplement, or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Issuer and the Purchaser.

Section 11.            Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without in any way invalidating, affecting or impairing the remaining provisions hereof.

Section 12.            Counterparts. This Agreement may be executed in any number of counterparts, and by each party hereto in several counterparts, each of which counterpart when so executed shall be deemed to be an original, and all such counterparts together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon this Agreement will became a binding agreement between the undersigned in accordance with its terms.

Very truly yours,

KCAP SENIOR FUNDING I, LLC, as Issuer

By: KCAP Financial, Inc., its designated manager

By ___________________________________

Name:
Title:

The foregoing Subordinated Note Purchase Agreement is hereby confirmed and accepted:

KCAP SENIOR FUNDING I HOLDINGS, LLC

By: KCAP Financial, Inc., its designated manager

By: _____________________________

Name:

Title:

SCHEDULE 1

Purchaser

KCAP Senior Funding I Holdings, LLC

295 Madison Avenue, 6th Floor

New York, New York 10017

Telephone No.: (212) 455-8300

Facsimile No.: (212) 983-7654

Attention: Daniel Gilligan

Issuer

KCAP Senior Funding I, LLC

295 Madison Avenue, 6th Floor

New York, New York 10017

Telephone No.: (212) 455-8300

Facsimile No.: (212) 983-7654

Attention: Daniel Gilligan

EXHIBIT A

Purchaser Certificate

(see attached)

EXHIBIT B

ERISA Certificate

(see attached)